UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2015

Zonzia Media, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	002-75313	84-0871427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

74 N. Pecos Road, Suite D, Henderson, NV	89074

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 463-8528

N/A

(Former Name or Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Addendum to simplyME Channel Distribution Agreement

On June 30, 2015, Zonzia Media, Inc. (the “Company”) entered into an addendum to its Channel Distribution Agreement with simplyME Distribution to secure an additional cable channel through simplyME, which we plan to dedicate to children’s programming. To secure this channel, the Company agreed to commence making monthly payments on November 1, 2015, with the launch of Zonzia Kidz expected to occur by January 1, 2016. A copy of this Addendum to Channel Distribution Agreement is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

The following is filed as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Addendum, dated June 30, 2015, to Channel Distribution Agreement with simplyME Distribution.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonzia Media, Inc.

Date: July 7, 2015	By: /s/ Myles A. Pressey III
Name: Myles A. Pressey III
Title: Chairman of the Board of Directors

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Addendum, dated June 30, 2015, to Channel Distribution Agreement with simplyME Distribution.

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